UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 6, 2024

Generation Bio Co.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39319	81-4301284
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Binney Street Cambridge, MA	02142
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 655-7500

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GBIO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 6, 2024, Generation Bio Co. (the “Company”) held its 2024 annual meeting of stockholders (the “Annual Meeting”). A total of 66,489,181 shares of common stock were entitled to vote as of April 10, 2024, the record date for the Annual Meeting. There were 53,570,875 shares of common stock present virtually or represented by proxy at the Annual Meeting, constituting a quorum to conduct business.

The following proposals were voted upon at the Annual Meeting:

Proposal 1

Election of Jeffrey Jonas, M.D., Geoff McDonough, M.D., and Donald Nicholson, Ph.D., as Class I directors to the Company’s board of directors, each to serve until the 2027 annual meeting of stockholders;

Proposal 2	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;
Proposal 3	Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers.

On June 6, 2024, Broadridge Financial Solutions, Inc., the independent inspector of election for the Annual Meeting, delivered its final report as to the voting results for each of these proposals.  The following are the final voting results for each of the items voted on at the Annual Meeting:

Proposal 1. Election of Class I Directors.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jeffrey Jonas, M.D.	35,807,200	12,353,347	5,410,328
Geoff McDonough, M.D.	47,658,822	501,725	5,410,328
Donald Nicholson, Ph.D.	47,589,073	571,474	5,410,328

Based on the votes set forth above, the stockholders of the Company elected Jeffrey Jonas, M.D., Geoff McDonough, M.D., and Donald Nicholson, Ph.D., as Class I directors to the Company’s board of directors, each to serve until the 2027 annual meeting of stockholders.

Proposal No. 2. Ratification of Appointment of Ernst & Young LLP.

Votes For	Votes Against	Abstentions
53,562,165	1,795	6,915

Based on the votes set forth above, the stockholders of the Company ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm to serve for the year ending December 31, 2024.

Proposal No. 3. Advisory (Non-Binding) Vote on Executive Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
47,772,176	373,246	15,125	5,410,328

Based on the votes set forth above, the stockholders of the Company approved, on an advisory (non-binding) basis, of the compensation of its named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERATION BIO CO.

Date: June 7, 2024	By:	/s/ Geoff McDonough
Name: Geoff McDonough, M.D.
Title: President and Chief Executive Officer